Exhibit 10

Accession Agreement to the Shareholders’ Agreement
relating to CureVac N.V.

This Accession Agreement (the “Agreement”) is entered into between

(1)	KfW, Palmengartenstr. 5-9, D-60325 Frankfurt am Main (the “Existing Party 1”) ;

(2)	dievini Hopp BioTech holding GmbH & Co. KG, represented by its general partner dievini Verwaltungs GmbH, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (“dievini” or the “Existing Party 2”);

(3)	Mr. Dietmar Hopp, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (the “Existing Party 3”);

(4)	DH-LT Investments GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 4”);

(5)	MH-LT Investments GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 5”);

(6)	Zweite DH Verwaltungs GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 6”);

(7)	4H invest GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 7”);

and

(8)	Bohlini invest GmbH, Bürgermeister-Willinger-Strasse 3, D-69190 Walldorf (the “Existing Party 8”; the parties named in (1) to (8) together the “Existing Parties”)

Preamble

(A)	The Existing Parties are parties to a shareholders’ agreement relating to their portfolios of shares in CureVac N.V. (the “Company”) dated June 16, 2020, as amended from time to time and most recently on January 13, 2022 (the “Shareholders’ Agreement”), which governs, in particular, the exercise of voting rights and restrictions on the disposal of shares in the Company.

(B)	DH-LT Investments GmbH is interested in acquiring 1,896,882 Unrestricted dievini Shares in the Company (the “Shares”) from 4H invest GmbH (the “Seller”) on May 4, 2022 (the “Acquisition Date”). Upon completion of the disposal, dievini and the dievini Shareholders will be left with a total of 49,897,938 Restricted Shares and 28,464,086 Unrestricted dievini Shares, of which dievini itself holds 20,948.594 Unrestricted dievini Shares, DH-LT Investments GmbH will initially hold 1,896,882 Unrestricted dievini Shares, MH-LT Investments GmbH will initially hold 495,504 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will initially hold 1,100,000 Unrestricted dievini Shares.

4H invest GmbH will hold in the future 1,019,235 Unrestricted dievini Shares, as at the same time Zweite DH Verwaltungs GmbH will join with separate accession agreement in respect of 20,394 Unrestricted dievini Shares transferred to it by 4H invest GmbH. Bohlini invest GmbH will hold in the future 262,295 Unrestricted dievini Shares, as at the same date, (i) DH-LT Investments GmbH in respect of 836,904 Unrestricted dievini Shares and (ii) Zweite DH Verwaltungs GmbH in respect of 1,884,278 Unrestricted dievini Shares, in each case, transferred to it by Bohlini invest GmbH, each will join with separate accession agreement. As a result, DH-LT Investments GmbH will in the future hold a total of 2,733,786 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will in the future hold a total of 3,004,672 Unrestricted dievini Shares.

(C)	Prior to the acquisition of the shares, DH-LT Investments GmbH must join the Shareholders’ Agreement as a party in this respect in accordance with Section 13.2 of the Shareholders’ Agreement.

Having said this, the Parties agree as follows:

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Unless otherwise defined herein and the context otherwise requires, the terms defined in the Shareholders Agreement shall have the same meaning in this Agreement.

1.2	Headings

Headings shall not be used in the interpretation of this Agreement.

2	CONFIRMATION OF THE STATUS OF DIEVINI SHAREHOLDER

The Seller and Existing Party 4 hereby expressly confirm that Existing Party 4 is a dievini shareholder within the meaning of the Shareholders’ Agreement, namely a corporation solely controlled by Mr. Dietmar Hopp pursuant to Section 5.3.4 in connection with Section 5.3.3 of the Shareholders’ Agreement. Section 5.3.3 of the Shareholders’ Agreement. The following documents are attached to this declaration of accession as evidence of the capacity as dievini shareholder pursuant to clause 5.3 of the shareholders’ agreement:

(i)	In the case of an accession pursuant to Section 5.3.1 or 5.3.4 of the Shareholders’ Agreement, (i) an extract from the register or other documents reflecting the (corporate) legal status of the Existing Party 4 and (ii) lists of shareholders or registers of shareholders or members or other equivalent registers in relevant jurisdictions and, if relevant, other documents or register documents from which the status of an affiliated company, the ultimate beneficiaries or the relevant degree of control by the persons entitled thereto pursuant to the Shareholders’ Agreement can be determined without doubt.

(ii)	In case of an accession pursuant to clause 5.3.2 or 5.3.3 of the Shareholders’ Agreement, a copy of the ID card or passport of the Existing Party 4 and, if the status of the Existing Party 4 as a dievini shareholder cannot be clearly determined from the copy of the ID card or passport, further documents from which the status as a relative within the meaning of Section 15 of the German Fiscal Code (AO) can be established without doubt.

3	OBLIGATIONS AND RIGHTS OF THE EXISTING PARTY 4

3.1	Accession to the shareholders’ agreement

The Existing Party 4 shall join the Shareholders’ Agreement as a party to the full extent as of the Acquisition Date with respect to the Shares and shall submit to the Shareholders’ Agreement in each case with regard to the special obligations with respect to the Shares sold to him/her as the Seller. Rights and obligations which affect the Seller under the Shareholders’ Agreement in this respect shall affect the Existing Party 4 to the same extent.

Page 2 from 21

3.2	Assumption of obligations

The Seller has designated the Shares as Unrestricted dievini Shares pursuant to Section 6.2.3 of the Shareholders Agreement. Existing Party 4 undertakes to comply with all restrictions and obligations of the Seller provided for in the Shareholders’ Agreement with respect to such Unrestricted dievini Shares as if the transfer had not taken place and the Seller still held such Shares.

Existing Party 4 shall perform these obligations in full and without undue delay as if it had been a party to the Shareholders’ Agreement on the side of the Seller and like the Seller from the beginning. To the extent that obligations can only be fully performed jointly with the Seller, Existing Party 4 shall be jointly and severally liable with the Seller for the performance and success in deviation from clause 13.5 of the Shareholders’ Agreement.

3.3	Transfer restrictions

The Existing Party 4 shall sell such Shares to other dievini Shareholders only on condition that the acquiring dievini Shareholder(s), prior to and with effect from the acquisition, has/have submitted to the Shareholders’ Agreement in an agreement corresponding to this Agreement, in each case with regard to the special obligations concerning the Shares sold to him/her.

3.4	Rights of the Existing Party 4

The Existing Parties agree that, as of the Acquisition Date, Existing Party 4 shall enjoy all rights under or in connection with the Shareholders Agreement that the Seller had with respect to such Shares under the Shareholders Agreement as if Existing Party 4 had been a party to the Shareholders Agreement from the beginning.

4	AUTHORIZATION

Existing Party 4 authorizes dievini Verwaltungs GmbH with registered office in Walldorf, registered with the Commercial Register of the Local Court of Mannheim under HRB 701940, by way of an arm’s length power of attorney in favor of Investor Bund to make and receive all declarations on behalf of Existing Party 4 and to take all measures to be made, received and taken under the Shareholders’ Agreement.

5	COMMUNICATION

All declarations and other notifications arising from or in connection with this agreement must be made in writing. This requirement shall generally be fulfilled by written documents sent by mail or courier, fax or e-mail (text form, § 126b BGB), unless otherwise provided for in this Agreement in individual cases. Declarations and other notifications shall be sent for Existing Party 4 by the Parties to dievini Verwaltungs GmbH under the contact data specified in the Shareholders’ Agreement, which shall act as receiving agent until revoked.

6	ASSIGNMENT AND TRANSFER

Except as expressly permitted in the Shareholders’ Agreement, the assignment and transfer of rights, beneficial entitlement or obligations - in each case in whole or in part - shall be possible and permissible in each case only with the prior written consent of all Parties to this Agreement.

7	THIRD PARTY

This Agreement does not create any rights of third parties or rights in favor of or with protective effect in favor of third parties.

8	FINAL PROVISIONS

The provisions of Section 13 of the Shareholders’ Agreement shall apply mutatis mutandis to this Agreement unless otherwise agreed in this Agreement.

[Signature pages follow]

Page 4 from 21

KfW

...................................................	...................................................
Name:	Name:
Title:	Title:
Place, date:	Place, date:

dievini Verwaltungs GmbH (in the name and for the account of dievini Hopp BioTech holding GmbH & Co. KG, Mr. Dietmar Hopp, MH-LT Investments GmbH, DH-LT Investments GmbH (for the remainder), Zweite DH Verwaltungs GmbH, 4H invest GmbH and Bohlini invest GmbH on the basis of a legal power of attorney pursuant to Section 11.3 in conjunction with Section 11.1 of the Shareholders’ Agreement)

DIETMAR HOPP
...................................................
Name: Dietmar Hopp

Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)

Place, date:

DH-LT Investments GmbH

DIETMAR HOPP
...................................................
Name: Dietmar Hopp

Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)

Date:

Page 5 from 21

Attachment

Evidence according to point 2 -
Confirmation of the status of dievini shareholder

Page 6 from 21

Accession Agreement to the Shareholders’ Agreement
relating to CureVac N.V.

This Accession Agreement (the “Agreement”) is entered into between

(9)	KfW, Palmengartenstr. 5-9, D-60325 Frankfurt am Main (the “Existing Party 1”) ;

(10)	dievini Hopp BioTech holding GmbH & Co. KG, represented by its general partner dievini Verwaltungs GmbH, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (“dievini” or the “Existing Party 2”);

(11)	Mr. Dietmar Hopp, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (the “Existing Party 3”);

(12)	DH-LT Investments GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 4”);

(13)	MH-LT Investments GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 5”);

(14)	Zweite DH Verwaltungs GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 6”);

(15)	4H invest GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 7”);

and

(16)	Bohlini invest GmbH, Bürgermeister-Willinger-Strasse 3, D-69190 Walldorf (the “Existing Party 8”; the parties named in (1) to (8) together the “Existing Parties”)

Preamble

(D)	The Existing Parties are parties to a shareholders’ agreement relating to their portfolios of shares in CureVac N.V. (the “Company”) dated June 16, 2020, as amended from time to time and most recently on January 13, 2022 (the “Shareholders’ Agreement”), which governs, in particular, the exercise of voting rights and restrictions on the disposal of shares in the Company.

(E)	Zweite DH Verwaltungs GmbH is interested in acquiring an additional 20,394 Unrestricted dievini Shares in the Company (the “Shares”) from 4H invest GmbH (the “Seller”) on May 4, 2022 (the “Acquisition Date”). Upon completion of the disposal, dievini and the dievini Shareholders will be left with a total of 49,897,938 Restricted Shares and 28,464,086 Unrestricted dievini Shares, of which dievini itself will hold 20,948,594 Unrestricted dievini Shares, MH-LT Investments GmbH will hold 495,504 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will initially hold 1,120,394 Unrestricted dievini Shares.

4H invest GmbH will hold in the future 1,019,235 Unrestricted dievini Shares, as at the same time DH-LT Investments GmbH will join with separate accession agreement in respect of 1,896,882 Unrestricted dievini Shares transferred to it by 4H invest GmbH. Bohlini invest GmbH will hold 262,295 Unrestricted dievini Shares in the future, as at the same time, with separate accession agreement in each case, (i) DH-LT Investments GmbH will join in respect of 836,904 Unrestricted dievini Shares and (ii) Zweite DH Verwaltungs GmbH will join in respect of 1,884,278 Unrestricted dievini Shares, transferred to each of it by Bohlini invest GmbH. As a result, DH-LT Investments GmbH will in the future hold a total of 2,733,786 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will in the future hold a total of 3,004,672 Unrestricted dievini Shares.

Page 7 from 21

(F)	Prior to the acquisition of the shares, Zweite DH Verwaltungs GmbH must join the Shareholders’ Agreement as a party in this respect in accordance with section 13.2 of the Shareholders’ Agreement.

Having said this, the Parties agree as follows:

9	DEFINITIONS AND INTERPRETATION

9.1	Definitions

Unless otherwise defined herein and the context otherwise requires, the terms defined in the Shareholders Agreement shall have the same meaning in this Agreement.

9.2	Headings

Headings shall not be used in the interpretation of this Agreement.

10	CONFIRMATION OF THE STATUS OF DIEVINI SHAREHOLDER

The Seller and Existing Party 6 hereby expressly confirm that Existing Party 6 is a dievini shareholder within the meaning of the Shareholders’ Agreement, namely a corporation solely controlled by Mr. Dietmar Hopp pursuant to Section 5.3.4 in connection with Section 5.3.3 of the Shareholders’ Agreement. Section 5.3.3 of the Shareholders’ Agreement. The following documents are attached to this declaration of accession as evidence of the capacity as dievini shareholder pursuant to clause 5.3 of the shareholders’ agreement:

(iii)	In the case of an Accession pursuant to Section 5.3.1 or 5.3.4 of the Shareholders’ Agreement, (i) an extract from the register or other documents reflecting the (corporate) legal status of the Existing Party 6 and (ii) lists of shareholders or registers of shareholders or members or other equivalent registers in relevant jurisdictions and, if relevant, further documents or register documents from which the status as an affiliated company, the ultimate beneficiaries or the relevant degree of control by the respective persons entitled thereto under the Shareholders’ Agreement can be determined without doubt.

(iv)	In case of an accession pursuant to clause 5.3.2 or 5.3.3 of the Shareholders’ Agreement, a copy of the ID card or passport of the Existing Party 6 and, if the status of the Existing Party 6 as a dievini shareholder cannot be clearly determined from the copy of the ID card or passport, further documents from which the status as a relative within the meaning of Section 15 of the German Fiscal Code (AO) can be established without doubt.

11	OBLIGATIONS AND RIGHTS OF THE EXISTING PARTY 6

11.1	Accession to the shareholders’ agreement

The Existing Party 6 shall join the Shareholders’ Agreement as a party to the full extent as of the Acquisition Date with respect to the Shares and shall submit to the Shareholders’ Agreement in each case with regard to the special obligations with respect to the Shares sold to him/her as the Seller. Rights and obligations which affect the Seller under the Shareholders’ Agreement in this respect shall affect the Existing Party 6 to the same extent.

Page 8 from 21

11.2	Assumption of obligations

The Seller has designated the Shares as Unrestricted dievini Shares pursuant to Section 6.2.3 of the Shareholders Agreement. Existing Party 6 undertakes to comply with all restrictions and obligations of the Seller provided for in the Shareholders’ Agreement with respect to such Unrestricted dievini Shares as if the transfer had not taken place and the Seller still held such Shares.

Existing Party 6 shall perform these obligations in full and without undue delay as if it had been a party to the Shareholders’ Agreement on the side of the Seller and like the Seller from the beginning. To the extent that obligations can only be fully performed jointly with the Seller, Existing Party 6 shall be jointly and severally liable with the Seller for the performance and success in deviation from clause 13.5 of the Shareholders’ Agreement.

11.3	Transfer restrictions

The Existing Party 6 shall sell such Shares to other dievini Shareholders only on condition that the acquiring dievini Shareholder(s), prior to and with effect from the acquisition, has/have submitted to the Shareholders’ Agreement in an agreement corresponding to this Agreement, in each case with regard to the special obligations concerning the Shares sold to him/her.

11.4	Rights of the Existing Party 6

The Existing Parties agree that from the Acquisition Date, Existing Party 6 shall enjoy all rights under or in connection with the Shareholders Agreement that the Seller had with respect to such Shares under the Shareholders Agreement as if Existing Party 6 had been a party to the Shareholders Agreement from the beginning.

12	AUTHORIZATION

Existing Party 6 authorizes dievini Verwaltungs GmbH with registered office in Walldorf, registered with the Commercial Register of the Local Court of Mannheim under HRB 701940, by way of an arm’s length power of attorney in favor of Investor Bund to make and receive all declarations on behalf of Existing Party 6 and to take all measures to be made, received and taken under the Shareholders’ Agreement.

13	COMMUNICATION

All declarations and other notifications arising from or in connection with this agreement must be made in writing. This requirement shall generally be fulfilled by written documents sent by mail or courier, fax or e-mail (text form, § 126b BGB), unless otherwise provided for in this Agreement in individual cases. Declarations and other notifications are to be sent for the Existing Party 6 by the Parties to dievini Verwaltungs GmbH under the contact data specified in the Shareholders’ Agreement, which shall act as receiving agent until revoked.

14	ASSIGNMENT AND TRANSFER

Except as expressly permitted in the Shareholders’ Agreement, the assignment and transfer of rights, beneficial entitlement or obligations - in each case in whole or in part - shall be possible and permissible in each case only with the prior written consent of all Parties to this Agreement.

15	THIRD PARTY

This Agreement does not create any rights of third parties or rights in favor of or with protective effect in favor of third parties.

16	FINAL PROVISIONS

The provisions of Section 13 of the Shareholders’ Agreement shall apply mutatis mutandis to this Agreement unless otherwise agreed in this Agreement.

[Signature pages follow]

Page 9 from 21

KfW

...................................................	...................................................
Name:	Name:
Title:	Title:
Place, date:	Place, date:

dievini Verwaltungs GmbH (in the name and for the account of dievini Hopp BioTech holding GmbH & Co. KG, Mr. Dietmar Hopp, MH-LT Investments GmbH, DH-LT Investments GmbH, Zweite DH Verwaltungs GmbH (for the remainder), 4H invest GmbH and Bohlini invest GmbH on the basis of a legal power of attorney pursuant to Section 11.3 in conjunction with Section 11.1 of the Shareholders’ Agreement)

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Place, date:

Zweite DH Verwaltungs GmbH

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Date:

Page 10 from 21

Attachment

Evidence according to point 2 -
Confirmation of the status of dievini shareholder

Page 11 from 21

Accession Agreement to the Shareholders’ Agreement
relating to CureVac N.V.

This Accession Agreement (the “Agreement”) is entered into between

(17)	KfW, Palmengartenstr. 5-9, D-60325 Frankfurt am Main (the “Existing Party 1”) ;

(18)	dievini Hopp BioTech holding GmbH & Co. KG, represented by its general partner dievini Verwaltungs GmbH, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (“dievini” or the “Existing Party 2”);

(19)	Mr. Dietmar Hopp, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (the “Existing Party 3”);

(20)	DH-LT Investments GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 4”);

(21)	MH-LT Investments GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 5”);

(22)	Zweite DH Verwaltungs GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 6”);

(23)	4H invest GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 7”);

and

(24)	Bohlini invest GmbH, Bürgermeister-Willinger-Strasse 3, D-69190 Walldorf (the “Existing Party 8”; the parties named in (1) to (8) together the “Existing Parties”)

Preamble

(G)	The Existing Parties are parties to a shareholders’ agreement relating to their portfolios of shares in CureVac N.V. (the “Company”) dated June 16, 2020, as amended from time to time and most recently on January 13, 2022 (the “Shareholders’ Agreement”), which governs, in particular, the exercise of voting rights and restrictions on the disposal of shares in the Company.

(H)	DH-LT Investments GmbH is interested in acquiring 836,904 Unrestricted dievini Shares in the Company (the “Shares”) from Bohlini invest GmbH (the “Seller”) on May 4, 2022 (the “Acquisition Date”). Upon completion of the disposal, dievini and the dievini Shareholders will be left with a total of 49,897,938 Restricted Shares and 28,464,086 Unrestricted dievini Shares, of which dievini itself will hold 20,948,594 Unrestricted dievini Shares, DH-LT Investments GmbH will initially hold 836,904 Unrestricted dievini Shares, MH-LT Investments GmbH will initially hold 495,504 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will initially hold 1,100,000 Unrestricted dievini Shares.

Bohlini invest GmbH will hold 262,295 Unrestricted dievini Shares in the future, as Zweite DH Verwaltungs GmbH will join at the same time with separate accession agreement with respect to 1,884,278 Unrestricted dievini Shares transferred to it by Bohlini invest GmbH. 4H invest GmbH will hold in the future 1,019,235 Unrestricted dievini Shares as (i) DH-LT Investments GmbH in respect of 1,896,882 Unrestricted dievini Shares and (ii) Zweite DH Verwaltungs GmbH in respect of 20,394 Unrestricted dievini Shares transferred to them in each case by 4H invest GmbH will join at the same time by separate accession agreements. As a result, DH-LT Investments GmbH will in the future hold a total of 2,733,786 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will in the future hold a total of 3,004,672 Unrestricted dievini Shares.

Page 12 from 21

(I)	Prior to the acquisition of the shares, DH-LT Investments GmbH must join the Shareholders’ Agreement as a party in this respect in accordance with Section 13.2 of the Shareholders’ Agreement.

Having said this, the Parties agree as follows:

17	DEFINITIONS AND INTERPRETATION

17.1	Definitions

Unless otherwise defined herein and the context otherwise requires, the terms defined in the Shareholders Agreement shall have the same meaning in this Agreement.

17.2	Headings

Headings shall not be used in the interpretation of this Agreement.

18	CONFIRMATION OF THE STATUS OF DIEVINI SHAREHOLDER

The Seller and Existing Party 4 hereby expressly confirm that Existing Party 4 is a dievini shareholder within the meaning of the Shareholders’ Agreement, namely a corporation solely controlled by Mr. Dietmar Hopp pursuant to Section 5.3.4 in connection with Section 5.3.3 of the Shareholders’ Agreement. Section 5.3.3 of the Shareholders’ Agreement. The following documents are attached to this declaration of accession as evidence of the capacity as dievini shareholder pursuant to clause 5.3 of the shareholders’ agreement:

(v)	In the case of an accession pursuant to Section 5.3.1 or 5.3.4 of the Shareholders’ Agreement, (i) an extract from the register or other documents reflecting the (corporate) legal status of the Existing Party 4 and (ii) lists of shareholders or registers of shareholders or members or other equivalent registers in relevant jurisdictions and, if relevant, further documents or register documents from which the status of an affiliated company, the ultimate beneficiaries or the relevant degree of control by the respective persons entitled thereto under the Shareholders’ Agreement can be determined without doubt.

(vi)	In case of an accession pursuant to clause 5.3.2 or 5.3.3 of the Shareholders’ Agreement, a copy of the ID card or passport of the Existing Party 4 and, if the status of the Existing Party 4 as a dievini shareholder cannot be clearly determined from the copy of the ID card or passport, further documents from which the status as a relative within the meaning of Section 15 of the German Fiscal Code (AO) can be established without doubt.

19	OBLIGATIONS AND RIGHTS OF THE EXISTING PARTY 4

19.1	Accession to the shareholders’ agreement

The Existing Party 4 shall join the Shareholders’ Agreement as a party to the full extent as of the Acquisition Date with respect to the Shares and shall submit to the Shareholders’ Agreement in each case with regard to the special obligations with respect to the Shares sold to him/her as the Seller. Rights and obligations which affect the Seller under the Shareholders’ Agreement in this respect shall affect the Existing Party 4 to the same extent.

Page 13 from 21

19.2	Assumption of obligations

The Seller has designated the Shares as Unrestricted dievini Shares pursuant to Section 6.2.3 of the Shareholders Agreement. Existing Party 4 undertakes to comply with all restrictions and obligations of the Seller provided for in the Shareholders’ Agreement with respect to such Unrestricted dievini Shares as if the transfer had not taken place and the Seller still held such Shares.

Existing Party 4 shall perform these obligations in full and without undue delay as if it had been a party to the Shareholders’ Agreement on the side of the Seller and like the Seller from the beginning. To the extent that obligations can only be fully performed jointly with the Seller, Existing Party 4 shall be jointly and severally liable with the Seller for the performance and success in deviation from clause 13.5 of the Shareholders’ Agreement.

19.3	Transfer restrictions

The Existing Party 4 shall sell such Shares to other dievini Shareholders only on condition that the acquiring dievini Shareholder(s), prior to and effective as of the acquisition, has/have submitted to the Shareholders’ Agreement in an agreement corresponding to this Agreement, in each case with a view to the special obligations concerning the Shares sold to him/her.

19.4	Rights of the Existing Party 4

The Existing Parties agree that from the Acquisition Date, Existing Party 4 shall enjoy all rights under or in connection with the Shareholders Agreement that the Seller had with respect to such Shares under the Shareholders Agreement as if Existing Party 4 had been a party to the Shareholders Agreement from the beginning.

20	AUTHORIZATION

Existing Party 4 authorizes dievini Verwaltungs GmbH with registered office in Walldorf, registered with the Commercial Register of the Local Court of Mannheim under HRB 701940, by way of an arm’s length power of attorney in favor of Investor Bund to make and receive all declarations on behalf of Existing Party 4 and to take all measures to be made, received and taken under the Shareholders’ Agreement.

21	COMMUNICATION

All declarations and other notifications arising from or in connection with this agreement must be made in writing. This requirement shall generally be fulfilled by written documents sent by mail or courier, fax or e-mail (text form, § 126b BGB), unless otherwise provided for in this Agreement in individual cases. Declarations and other notifications are to be sent for Existing Party 4 by the Parties to dievini Verwaltungs GmbH under the contact data specified in the Shareholders’ Agreement, which shall act as receiving agent until revoked.

22	ASSIGNMENT AND TRANSFER

Except as expressly permitted in the Shareholders’ Agreement, the assignment and transfer of rights, beneficial entitlement or obligations - in each case in whole or in part - shall be possible and permissible in each case only with the prior written consent of all Parties to this Agreement.

23	THIRD PARTY

This Agreement does not create any rights of third parties or rights in favor of or with protective effect in favor of third parties.

24	FINAL PROVISIONS

The provisions of Section 13 of the Shareholders’ Agreement shall apply mutatis mutandis to this Agreement unless otherwise agreed in this Agreement.

[Signature pages follow]

Page 14 from 21

KfW

...................................................	...................................................
Name:	Name:
Title:	Title:
Place, date:	Place, date:

dievini Verwaltungs GmbH (in the name and for the account of dievini Hopp BioTech holding GmbH & Co. KG, Mr. Dietmar Hopp, MH-LT Investments GmbH, DH-LT Investments GmbH (for the remainder), Zweite DH Verwaltungs GmbH, 4H invest GmbH and Bohlini invest GmbH on the basis of a legal power of attorney pursuant to Section 11.3 in conjunction with Section 11.1 of the Shareholders’ Agreement)

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Place, date:

DH-LT Investments GmbH

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Date:

Page 15 from 21

Attachment

Evidence according to point 2 -
Confirmation of the status of dievini shareholder

Page 16 from 21

Accession Agreement to the Shareholders’ Agreement
relating to CureVac N.V.

This Accession Agreement (the “Agreement”) is entered into between

(25)	KfW, Palmengartenstr. 5-9, D-60325 Frankfurt am Main (the “Existing Party 1”) ;

(26)	dievini Hopp BioTech holding GmbH & Co. KG, represented by its general partner dievini Verwaltungs GmbH, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (“dievini” or the “Existing Party 2”);

(27)	Mr. Dietmar Hopp, Johann-Jakob-Astor-Str. 57, D-69190 Walldorf (the “Existing Party 3”);

(28)	DH-LT Investments GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 4”);

(29)	MH-LT Investments GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 5”);

(30)	Zweite DH Verwaltungs GmbH, Opelstraße 28, D-68789 St. Leon-Rot (the “Existing Party 6”);

(31)	4H invest GmbH, Bürgermeister-Willinger-Straße 3, D-69190 Walldorf (the “Existing Party 7”);

and

(32)	Bohlini invest GmbH, Bürgermeister-Willinger-Strasse 3, D-69190 Walldorf (the “Existing Party 8”; the parties named in (1) to (8) together the “Existing Parties”)

Preamble

(J)	The Existing Parties are parties to a shareholders’ agreement relating to their portfolios of shares in CureVac N.V. (the “Company”) dated June 16, 2020, as amended from time to time and most recently on January 13, 2022 (the “Shareholders’ Agreement”), which governs, in particular, the exercise of voting rights and restrictions on the disposal of shares in the Company.

(K)	Zweite DH Verwaltungs GmbH is interested in acquiring an additional 1,884,278 Unrestricted dievini Shares in the Company (the “Shares”) from Bohlini invest GmbH (the “Seller”) on May 4, 2022 (the “Acquisition Date”). Upon completion of the disposal, dievini and the dievini Shareholders will be left with a total of 49,897,938 Restricted Shares and 28,464,086 Unrestricted dievini Shares, of which dievini itself will hold 20,948,594 Unrestricted dievini Shares, MH-LT Investments GmbH will hold 495,504 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will initially hold 2,984,278 Unrestricted dievini Shares.

Bohlini invest GmbH will hold 262,295 Unrestricted dievini Shares in the future, as DH-LT Investments GmbH will join at the same time by separate accession agreement with respect to 836,904 Unrestricted dievini Shares transferred to it by Bohlini invest GmbH. 4H invest GmbH will hold in the future 1,019,235 Unrestricted dievini Shares, as at the same time with separate accession agreement (i) DH-LT Investments GmbH will join with respect to 1,896,882 Unrestricted dievini Shares and (ii) Zweite DH Verwaltungs GmbH will join with respect to 20,394 Unrestricted dievini Shares, in each case transferred to them by 4H invest GmbH. As a result, DH-LT Investments GmbH will in the future hold a total of 2,733,786 Unrestricted dievini Shares and Zweite DH Verwaltungs GmbH will in the future hold a total of 3,004,672 Unrestricted dievini Shares.

Page 17 from 21

(L)	Prior to the acquisition of the shares, Zweite DH Verwaltungs GmbH must join the Shareholders’ Agreement as a party in this respect in accordance with section 13.2 of the Shareholders’ Agreement.

Having said this, the Parties agree as follows:

25	DEFINITIONS AND INTERPRETATION

25.1	Definitions

Unless otherwise defined herein and the context otherwise requires, the terms defined in the Shareholders Agreement shall have the same meaning in this Agreement.

25.2	Headings

Headings shall not be used in the interpretation of this Agreement.

26	CONFIRMATION OF THE STATUS OF DIEVINI SHAREHOLDER

The Seller and Existing Party 6 hereby expressly confirm that Existing Party 6 is a dievini shareholder within the meaning of the Shareholders’ Agreement, namely a corporation solely controlled by Mr. Dietmar Hopp pursuant to Section 5.3.4 in connection with Section 5.3.3 of the Shareholders’ Agreement. Section 5.3.3 of the Shareholders’ Agreement. The following documents are attached to this declaration of accession as evidence of the capacity as dievini shareholder pursuant to clause 5.3 of the shareholders’ agreement:

(vii)	In the case of an Accession pursuant to Section 5.3.1 or 5.3.4 of the Shareholders’ Agreement, (i) an extract from the register or other documents reflecting the (corporate) legal status of the Existing Party 6 and (ii) lists of shareholders or registers of shareholders or members or other equivalent registers in relevant jurisdictions and, if relevant, further documents or register documents from which the status as an affiliated company, the ultimate beneficiaries or the relevant degree of control by the respective persons entitled thereto under the Shareholders’ Agreement can be determined without doubt.

(viii)	In case of an accession pursuant to clause 5.3.2 or 5.3.3 of the Shareholders’ Agreement, a copy of the ID card or passport of the Existing Party 6 and, if the status of the Existing Party 6 as a dievini shareholder cannot be clearly determined from the copy of the ID card or passport, further documents from which the status as a relative within the meaning of Section 15 of the German Fiscal Code (AO) can be established without doubt.

27	OBLIGATIONS AND RIGHTS OF THE EXISTING PARTY 6

27.1	Accession to the shareholders’ agreement

The Existing Party 6 shall join the Shareholders’ Agreement as a party to the full extent as of the Acquisition Date with respect to the Shares and shall submit to the Shareholders’ Agreement in each case with regard to the special obligations with respect to the Shares sold to him/her as the Seller. Rights and obligations which affect the Seller under the Shareholders’ Agreement in this respect shall affect the Existing Party 6 to the same extent.

Page 18 from 21

27.2	Assumption of obligations

The Seller has designated the Shares as Unrestricted dievini Shares pursuant to Section 6.2.3 of the Shareholders Agreement. Existing Party 6 undertakes to comply with all restrictions and obligations of the Seller provided for in the Shareholders’ Agreement with respect to such Unrestricted dievini Shares as if the transfer had not taken place and the Seller still held such Shares.

Existing Party 6 shall perform these obligations in full and without undue delay as if it had been a party to the Shareholders’ Agreement on the side of the Seller and like the Seller from the beginning. To the extent that obligations can only be fully performed jointly with the Seller, Existing Party 6 shall be jointly and severally liable with the Seller for the performance and success in deviation from clause 13.5 of the Shareholders’ Agreement.

27.3	Transfer restrictions

The Existing Party 6 shall sell such Shares to other dievini Shareholders only on condition that the acquiring dievini Shareholder(s), prior to and with effect from the acquisition, has/have submitted to the Shareholders’ Agreement in an agreement corresponding to this Agreement, in each case with regard to the special obligations concerning the Shares sold to him/her.

27.4	Rights of the Existing Party 6

The Existing Parties agree that from the Acquisition Date, Existing Party 6 shall enjoy all rights under or in connection with the Shareholders Agreement that the Seller had with respect to such Shares under the Shareholders Agreement as if Existing Party 6 had been a party to the Shareholders Agreement from the beginning.

28	AUTHORIZATION

Existing Party 6 authorizes dievini Verwaltungs GmbH with registered office in Walldorf, registered with the Commercial Register of the Local Court of Mannheim under HRB 701940, by way of an arm’s length power of attorney in favor of Investor Bund to make and receive all declarations on behalf of Existing Party 6 and to take all measures to be made, received and taken under the Shareholders’ Agreement.

29	COMMUNICATION

All declarations and other notifications arising from or in connection with this agreement must be made in writing. This requirement shall generally be fulfilled by written documents sent by mail or courier, fax or e-mail (text form, § 126b BGB), unless otherwise provided for in this Agreement in individual cases. Declarations and other notifications are to be sent for the Existing Party 6 by the Parties to dievini Verwaltungs GmbH under the contact data specified in the Shareholders’ Agreement, which shall act as receiving agent until revoked.

30	ASSIGNMENT AND TRANSFER

Except as expressly permitted in the Shareholders’ Agreement, the assignment and transfer of rights, beneficial entitlement or obligations - in each case in whole or in part - shall be possible and permissible in each case only with the prior written consent of all Parties to this Agreement.

31	THIRD PARTY

This Agreement does not create any rights of third parties or rights in favor of or with protective effect in favor of third parties.

32	FINAL PROVISIONS

The provisions of Section 13 of the Shareholders’ Agreement shall apply mutatis mutandis to this Agreement unless otherwise agreed in this Agreement.

[Signature pages follow]

Page 19 from 21

KfW

...................................................	...................................................
Name:	Name:
Title:	Title:
Place, date:	Place, date:

dievini Verwaltungs GmbH (in the name and for the account of dievini Hopp BioTech holding GmbH & Co. KG, Mr. Dietmar Hopp, MH-LT Investments GmbH, DH-LT Investments GmbH, Zweite DH Verwaltungs GmbH (for the remainder), 4H invest GmbH and Bohlini invest GmbH on the basis of legal power of attorney pursuant to Section 11.3 in conjunction with Section 11.1 of the Shareholders’ Agreement)

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Place, date:

Zweite DH Verwaltungs GmbH

DIETMAR HOPP
...................................................
Name: Dietmar Hopp
Title: Managing Director with sole power of representation and released from the restrictions of Section 181 of the German Civil Code (BGB)
Date:

Page 20 from 21

Attachment

Evidence according to point 2 -
Confirmation of the status of dievini shareholder

Page 21 from 21